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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                            CURRENT REPORT AMENDMENT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       January 31, 1997
                                                 -----------------------------


                               La-Man Corporation
           ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                  0-14427           33-2286268
------------------------------      -------           ----------
(State or other jurisdiction      (Commission        (IRS Employer
of incorporation)                  File Number)    Identification No.)


              2180 State Road 434, Suite 6136, Longwood, FL 32779
         ------------------------------------------------------------
         (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code       (407) 865-5995
                                                   --------------------------



                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


          This Form 8-K/A Current Report Amendment amends the Form 8-K Current Report of the Registrant dated September 7, 1995 and filed with the Securities and Exchange Commission on September 25, 1995 (the "Report"). Capitalized terms used herein but not defined have the meanings ascribed to them in the Report.

          On January 31, 1997, the Registrant issued the following promissory notes representing additional consideration payable as an adjustment in the purchase price pursuant to the Agreement:

          1. $545,925.48 promissory note payable to the order of Worrell Enterprises, Inc. (the "Worrell Note"); and

          2. $54,550.20 promissory note payable to the order of Gary D. Bell (the "Bell Note").

          Each of the Worrell Note and the Bell Note provides for 12 consecutive equal quarterly installments of principal, commencing April 30, 1997, together with interest at the rate of 8% annually, with the final payment of unpaid principal and accrued but unpaid interest due on January 31, 2000.

          The Registrant and Worrell Enterprises, Inc. ("Worrell") are presently in dispute as to the exact amount of additional consideration payable to Worrell under the Agreement. The dispute involves the methodology of calculating the highest average La-Man Trading Price measured over any period of 20 consecutive days during the Measuring Period. Worrell contends that such calculation should result in additional consideration to Worrell of $571,000.00, rather than the $545,925.48 amount specified in the Worrell Note.

          The Registrant and Worrell have agreed to consider exploring a procedure for binding arbitration to settle the dispute; however, as of the date of this Amendment to the Report the parties have not yet entered into a binding arbitration agreement.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

2.1 La-Man Corporation $545,925.48 Promissory Note payable to the order of Worrell Enterprises, Inc.

2.2  La-Man Corporation $54,500.20 Promissory Note payable to the order of Gary
     D. Bell.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LA-MAN CORPORATION
                                     (REGISTRANT)


Date: February 10, 1997              By:    /s/ J. William Brandner
                                        ---------------------------------
                                         J. William Brandner
                                         President and Chief Executive Officer

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